Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 3, 2018 (this “Amendment”), is made and entered into by and among Victory Capital Holdings, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, each lender listed on Schedule I hereto (each, an “Incremental Revolving Facility Lender” and, collectively, the “Incremental Revolving Facility Lenders”), Royal Bank of Canada (“Royal Bank”), in its capacities as administrative agent and collateral agent for the Secured Parties (in its capacities as administrative agent and collateral agent, together with its successors in such capacities, the “Administrative Agent”), and Royal Bank, as Issuing Bank.

RECITALS:

WHEREAS, reference is made to the Credit Agreement dated as of February 12, 2018 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent;

WHEREAS, it is intended that (a) the Borrower will obtain the Incremental Revolving Credit Commitments (as defined below) in the form of 2018 Incremental Revolving Credit Commitments and (b) the proceeds of the borrowings under the Incremental Revolving Credit Commitments will be used in accordance with Section 5.10 of the Credit Agreement (the transactions described in this paragraph, collectively, the “Transactions”);

WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to Section 2.22(a) of the Credit Agreement, the Borrower has requested that (a) the Incremental Revolving Facility Lenders provide Incremental Revolving Commitments in an aggregate principal amount of $50,000,000 and (b) the Credit Agreement be amended in the manner provided for herein;

WHEREAS, the Borrower intends to incur the Incremental Revolving Credit Commitments under the Borrower’s available capacity under the Growth Available Incremental Amount; and

WHEREAS, the Incremental Revolving Facility Lenders are willing to provide the Incremental Revolving Credit Commitments to the Borrower on the Amendment No. 1 Effective Date (as defined below), and the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms; Interpretation; Etc.  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  This Amendment constitutes an “Incremental Facility Amendment” and a “Loan Document”, each as defined in the Credit Agreement.

SECTION 2.  Incremental Loans.  (a)  Each Incremental Revolving Facility Lender hereby agrees, severally and not jointly, to provide an Incremental Revolving Credit Commitment to the Borrower on the Amendment No. 1 Effective Date in Dollars in an aggregate principal amount equal to the amount set forth opposite such Incremental Revolving Facility Lender’s name on Schedule I attached hereto (each, an “Incremental Revolving Credit Commitment” and, collectively, the “Incremental Revolving Credit Commitments”), on the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth herein.  The Incremental Revolving Credit Commitments shall be deemed to be “Revolving Credit Commitments” as defined in the Credit Agreement (as amended hereby) for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Revolving Credit Commitments outstanding immediately prior to the Amendment No. 1 Effective Date (the “Existing Revolving Credit Commitments”).

(b)  Each Incremental Revolving Facility Lender (i) confirms that a copy of the Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Incremental Revolving Credit Commitment, have been made available to such Incremental Revolving Facility Lender; (ii) agrees that it will, independently and without reliance upon RBC Capital Markets (“RBCCM”) and BMO Capital Markets Corp. (together with RBCCM, the “Incremental Amendment Arrangers”), each in its capacity as the joint lead arranger and joint bookrunner with respect to this Amendment, the Administrative Agent,  or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Amendment No. 1 Effective Date, (1) such Incremental Revolving Facility Lender shall be a “Lender”, “Additional Revolving Lender” and a “Revolving Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and an Incremental Revolving Facility Lender thereunder, (2) each of the Incremental Revolving Credit Commitments of each Incremental Revolving Facility Lender shall be an “Additional Revolving Credit Commitment” and a “Revolving Credit Commitment” for all purposes under the Credit Agreement and the other Loan Documents and (3) the Incremental Revolving Loans of each Incremental Revolving Facility Lender shall each be an “Additional Revolving Loan” and a “Revolving Loan” (and have the same terms for all purposes under the Credit Agreement and the other Loan Documents).

SECTION 3.  Amendments to Credit Agreement.

(a)  Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“2018 Incremental Revolving Credit Commitment” means the Incremental Revolving Credit Commitment made on the Amendment No. 1 Effective Date pursuant to Amendment No. 1.

“Amendment No. 1” means, that certain Amendment No. 1 to Credit Agreement dated as of May 3, 2018 among the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date” means, the date on which the conditions precedent set forth in Section 4 of Amendment No. 1 were satisfied or waived in accordance therewith.

(b)  The defined term “Class” in Section 1.01 of the Credit Agreement is hereby amended to add the following sentence after the last sentence thereof:

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“For the avoidance of doubt, any Loans incurred under the 2018 Incremental Revolving Credit Commitments shall constitute the same Class with the “Revolving Loans”, the 2018 Incremental Revolving Credit Commitments incurred under Amendment No. 1 shall constitute the same Class with the “Revolving Commitments” and the Additional Lenders providing 2018 Incremental Revolving Credit Commitments incurred under Amendment No. 1 shall constitute the same Class with the “Revolving Lenders”.”

SECTION 4.  Conditions Precedent to Incremental Loans.  This Amendment, and each Incremental Revolving Facility Lender’s obligation to provide the Incremental Revolving Credit Commitments pursuant to this Amendment, shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Amendment No. 1 Effective Date”):

(a)  The Administrative Agent shall have received from the Borrower, each other Loan Party and each Incremental Revolving Facility Lender either (i) a counterpart of this Amendment duly executed and delivered on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has duly executed and delivered a counterpart of this Amendment.

(b)  The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders (including, without limitation, the Incremental Revolving Facility Lenders) and dated the Amendment No. 1 Effective Date) of Willkie Farr & Gallagher LLP, in its capacity as special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(c)  The Administrative Agent shall have received (i) a certificate of each Loan Party, dated as of the Amendment No. 1 Effective Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (x) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization or other comparable organizational document, as applicable, of such Loan Party certified by the relevant authority of its jurisdiction of organization, (y) the certificate or articles of incorporation, formation or organization or other comparable organizational document, as applicable, of such Loan Party attached thereto have not been amended (except as attached thereto) since the date reflected thereon and (z) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Amendment No. 1 Effective Date, (B) certify that attached thereto is a true and complete copy of resolutions or written consents of its shareholders of Board of Directors, as the case may be, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect without amendment, modification or rescission, and (C) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party who have executed the Loan Documents to which such Loan Party is a party on the Amendment No. 1 Effective Date and (ii) a good standing (or equivalent) certificate as of a recent date for such Loan Party from the relevant authority of its jurisdiction of organization (to the extent such concepts are applicable).

(d)  The Administrative Agent shall have received for each Incremental Revolving Facility Lender that shall have requested a Promissory Note, a duly completed and executed Promissory Note for such Incremental Revolving Facility Lender.

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(e)  The Administrative Agent shall have (i) received for the account of each Incremental Revolving Facility Lender an upfront fee equal to 0.50% of the aggregate principal amount of such Incremental Revolving Facility Lender’s Incremental Revolving Credit Commitments provided on the Amendment No. 1 Effective Date, such fee to be earned and payable on, and subject to the occurrence of, the Amendment No. 1 Effective Date and (ii) received all fees and other amounts (which may, at the Administrative Agent’s option in consultation with the Borrower, be offset against the Revolving Loans made utilizing the Incremental Revolving Credit Commitments on the Amendment No. 1 Effective Date) due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced at least two Business Days prior to the Amendment No. 1 Effective Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party.

(f)  The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower certifying as to the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Transactions, substantially in the form of Exhibit M to the Credit Agreement.

(g)  The Administrative Agent, the Incremental Amendment Arrangers and Incremental Revolving Facility Lenders shall have received, at least three Business Days prior to the Amendment No. 1 Effective Date, all documentation and other information about the Borrower and the other Loan Parties as shall have been reasonably requested in writing at least ten Business Days prior to the Amendment No. 1 Effective Date by the Administrative Agent, the Incremental Amendment Arrangers or such Incremental Revolving Facility Lender that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

(h)  Upon the effectiveness of this Amendment and both immediately before and immediately after giving effect to this Amendment, no Event of Default shall exist.

(i)  The representations and warranties in Section 5 of this Amendment shall be true and correct in all material respects; provided that to the extent such representations and warranties are qualified by “material”, “material adverse effect” or a similar term, they shall be true and correct in all respects.

(j)  The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying (x) that the Incremental Revolving Credit Commitments are permitted to be incurred under the Borrower’s available capacity under the Growth Available Incremental Amount and (y) to the matters set forth in the foregoing clauses (h) and (i).

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.

SECTION 5.  Representations and Warranties.  In order to induce the Incremental Revolving Facility Lenders and the Administrative Agent to enter into this Amendment and to induce the Incremental Revolving Facility Lenders to provide the Incremental Revolving Credit Commitments hereunder, the Borrower hereby represents and warrants to the Incremental Revolving Facility Lenders and the Administrative Agent on and as of the Amendment No. 1 Effective Date that:

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(a)  Organization; Powers.  The Borrower and each Restricted Subsidiary (a) is (i) duly organized and validly existing and (ii) in good standing (to the extent such concept exists in the relevant jurisdiction) under the Requirements of Law of its jurisdiction of organization and (b) has all requisite organizational power and authority to own its assets and to carry on its business as now conducted; except, in each case referred to in this Section 5(a) (other than clauses (a)(i) and (b) with respect to any Loan Party) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b)  Authorization; Enforceability.  The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Amendment has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations.

(c)  Governmental Authorization; No Conflicts.  The execution and delivery of this Amendment by each Loan Party and the performance by such Loan Party thereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect and (ii) such consents, approvals, registrations, filings or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) Requirement of Law applicable to such Loan Party which violation, in the case of this clause (b)(ii), would reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any material Contractual Obligation to which such Loan Party is a party or is otherwise bound which violation, in the case of this clause (c), would reasonably be expected to result in a Material Adverse Effect.

(d)  Incorporation of Representations and Warranties.  The representations and warranties of the Borrower and each other Loan Party set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Amendment No. 1 Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

SECTION 6.  Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby, including the extension of credit in the form of the Incremental Revolving Credit Commitments.  Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Incremental Revolving Facility Lenders, and (c) acknowledges that from and after the date hereof, all Incremental Revolving Credit Commitments and Revolving Loans thereunder from time to time outstanding shall be deemed to be Secured Obligations.

SECTION 7.  Expenses; Indemnity; Damage Waiver.  Section 9.03 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis, as if such Section were set forth in full herein.  The terms and conditions of Section 9.03 of the Credit Agreement shall apply, mutatis mutandis, to each of the Incremental Amendment Arrangers, each in its capacity as such, as if each reference to the

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Administrative Agent under the Credit Agreement were a reference to the Incremental Amendment Arrangers hereunder.

SECTION 8.  Miscellaneous.

(a)  Non-U.S. Lenders.  Each Incremental Revolving Facility Lender shall have delivered to the Administrative Agent and the Borrower such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Revolving Facility Lender may be required to deliver to the Administrative Agent and the Borrower pursuant to Section 2.17(f) of the Credit Agreement.

(b)  Recordation of the Incremental Revolving Credit Commitments.  Upon execution and delivery hereof, the Administrative Agent will record in the Register the Incremental Revolving Credit Commitments made by the Incremental Revolving Facility Lenders.

(c)  Amendment, Modification and Waiver.  This Amendment may not be amended and no provision hereof may be waived except as permitted by Section 9.02 of the Credit Agreement.

(d)  Entire Agreement.  This Amendment, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(e)  Governing Law.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f)  Jurisdiction; Waiver of Venue. The jurisdiction and waiver of right to trial by jury provisions in clauses (b) and (c) of Sections 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

(g)  Service of Process.  Each party hereto irrevocably consents to service of process in the manner provided for notices in clause (d) of Section 9.10 of the Credit Agreement.  Nothing in this Amendment or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

(h)  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO

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ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(i)  Severability.  To the extent permitted by applicable Requirements of Law, any provision of this Amendment or any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(j)  Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4 hereof, his Amendment shall become effective when it has been executed by the Borrower and the Administrative Agent and when the Administrative Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment.

(k)  Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

(l)  Reference to and Effect on the Credit Agreement and the Other Loan Documents.  On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation.  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lender under, the Credit Agreement or any of the other Loan Documents.  This Amendment shall be deemed to be a Loan Document as defined in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VICTORY CAPITAL HOLDINGS, INC., as Borrower

By:	/s/ Terence F. Sullivan
Name: Terence F. Sullivan
Title: Chief Financial Officer and Head of Strategy

VCH HOLDINGS, LLC, as a Loan Party

By:	/s/ Terence F. Sullivan
Name: Terence F. Sullivan
Title: Chief Financial Officer and Treasurer

VICTORY CAPITAL OPERATING, LLC, as a Loan Party

By:	/s/ Terence F. Sullivan
Name: Terence F. Sullivan
Title: Chief Financial Officer and Treasurer

VICTORY CAPITAL MANAGEMENT INC., as a Loan Party

By:	/s/ Terence F. Sullivan
Name: Terence F. Sullivan
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Susan Khokher
Name: Susan Khokher
Title: Manager, Agency

[Signature Page to Amendment No. 1 to Credit Agreement]

ROYAL BANK OF CANADA, as an Incremental Revolving Facility Lender

By:	/s/ Tim Stephens
Name: Tim Stephens
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF MONTREAL, as an Incremental Revolving Facility Lender

By:	/s/ Joan Murphy
Name: Joan Murphy
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as an Incremental Revolving Facility Lender

By:	/s/ Shane M. Leary
Name: Shane M. Leary
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Schedule I

As of the Amendment No. 1 Effective Date:

Incremental Revolving Facility Lender	Incremental Revolving Credit Commitment
Royal Bank of Canada	$15,000,000
Bank of Montreal	$25,000,000
KeyBank National Association	$10,000,000
Total:	$50,000,000